                                                                    EXHIBIT 1.3



                               CIGNA CORPORATION

                          Medium-Term Notes, Series E

                             Distribution Agreement



                                                                 January 5, 1995


Goldman, Sachs & Co.,
   85 Broad Street,
     New York, New York 10004.

CS First Boston Corporation,
   Park Avenue Plaza,
     New York, New York 10055.

J.P. Morgan Securities Inc.,
   60 Wall Street,
     New York, New York 10260.

Morgan Stanley & Co. Incorporated,
   1251 Avenue of the Americas,
     New York, New York 10020.

Dear Sirs:

                 CIGNA Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series E (the "Securities") in an aggregate principal amount of up to U.S.$800,000,000 or its equivalent in one or more currencies or composite currencies. Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby
(i) appoints each of you (individually, an "Agent", and, collectively, the "Agents") as agents of the Company for the purpose of soliciting offers to purchase Securities from the Company and (ii) agrees that whenever it determines to sell Securities directly to any of the Agents as principal, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof.

                 The Securities will be issued under an indenture, dated as of January 1, 1994 (the "Indenture"), between the Company and Marine Midland Bank, as Trustee (the "Trustee"). The Securities shall have the maturity ranges, interest rates, redemption provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture and the Administrative Procedure described in Section 2(c) hereof and attached hereto (the "Procedure") and, if applicable, will be specified in a related Terms Agreement.

                 1. The Company represents and warrants to, and agrees with, each Agent that:

                 (a) A registration statement in respect of Preferred Stock, Common Stock and Debt Securities of the Company, including the Securities, has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to you, including exhibits to such registration statement and also including all documents incorporated by reference in the prospectus contained therein, and such registration statement in such form has been declared effective by the Commission, and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Act of 1933, as amended (the "Act"), as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Securities sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, including any documents incorporated by reference therein as of the date of such filing);

                 (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the other information included or incorporated by reference in the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

                 (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date in the case of the Registration Statement and any amendment thereto and as of the applicable filing date in the case of the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

                 (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which loss or interference is material and adverse to the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development reasonably expected to involve a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity (except for decreases resulting from unrealized investment losses that are reflected under Statement of Financial Accounting Standards No. 115 in shareholders' equity) or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus;

                 (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, (1) so as to require such qualification and (2) where the failure so to qualify would have a material adverse effect upon the business of the Company and its subsidiaries considered as a whole; and each of Insurance Company of North America, Connecticut General Life Insurance Company and CIGNA Property and Casualty Insurance Company (together, the "Principal Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and each Principal Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, (1) so as to require such qualification and (2) where the failure so to qualify would have a material adverse effect upon, the business of the Company and its subsidiaries considered as a whole;

                 (f) The Company has an authorized capitalization as set forth in the Prospectus, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Principal Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities, claims or restrictions (except for restrictions on transfers contained in debt instruments or provided under insurance or insurance holding company laws or regulations);

                 (g) The Securities have been duly authorized, and, when executed and authenticated pursuant to the Indenture and issued and delivered against payment therefor pursuant to this Agreement or this Agreement and any Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Securities will conform to the descriptions thereof in the Prospectus, as amended or supplemented, that relate to a particular issuance of Securities;

                 (h) The issue and sale of the Securities by the Company, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation by the Company of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute (except that no representation is made with respect to state securities laws, including similar insurance securities laws governing solicitation, notification to regulators or qualification of securities for sale (together "State Securities" laws), or "Blue Sky" laws), any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of subsidiaries is bound, the Company's Certificate of Incorporation, as amended, or By-Laws, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties (except that no representation is made with respect to State Securities or

Blue Sky laws); and no consent, approval, authorization or order of or with any such court or governmental agency body is required for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement or any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Closing Date (as defined in Section 3 hereof), obtained under the Act, the Exchange Act or the Trust Indenture Act and such as may be required under State Securities or Blue Sky laws in connection with the solicitation by any of you of offers to purchase Securities from the Company and with purchases of Securities by any of you as principal, as the case may be, in each case in the manner contemplated hereby;

                 (i) The Company and its subsidiaries which are engaged in the insurance business are, in all respects material to the Company and its subsidiaries considered as a whole, in compliance with, and conduct, in all respects material to the Company and its subsidiaries considered as a whole, their respective businesses in conformity with, all applicable state insurance laws and regulations; the Company's subsidiaries which are engaged in providing other financial services are, in all respects material to the Company and its subsidiaries considered as a whole, in compliance with, and conduct, in all respects material to the Company and its subsidiaries considered as a whole, their respective businesses in conformity with, all applicable federal and state securities laws and regulations (including the Investment Company Act of 1940 and the Investment Advisers Act of 1940); and, except as set forth in the Prospectus, as amended or supplemented, and to the best knowledge of the Company, no change in any of such insurance or securities laws or regulations is pending which, if made effective, would have a material adverse effect upon the operations of the Company and its subsidiaries considered as a whole;

                 (j) Other than as set forth or contemplated in the Prospectus, as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, are expected to have a material adverse effect (net of loss reserves established therefor and giving effect to reinsurance, other than reinsurance deemed unrecoverable by the Company) on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                 (k) Price Waterhouse, who have certified certain financial statements of the Company and its subsidiaries, are independent accountants as required by the Act and the rules and regulations of the Commission thereunder.

                 2. (a) On the basis of the representations and warranties, and subject to the terms and conditions herein set forth, each of the Agents hereby severally agrees to use its reasonable efforts, as agent of the Company, to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as from time to time amended or supplemented.

                 The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, or any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised them that such solicitation may be resumed.

                 The Company agrees to pay each Agent a commission, at the time of settlement of each sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following percentage of the principal amount of such Security sold:


                                                                                                Commission
                                                                                              (percentage of
                                                                                        aggregate principal amount
                         Range of Maturities                                                of securities sold)
                         -------------------                                            --------------------------

                   9 months to less than 12 months                                                 .125%

                   12 months to less than 18 months                                                .150

                   18 months to less than 24 months                                                .200

                   2 years to less than 3 years                                                    .250

                   3 years to less than 4 years                                                    .350

                   4 years to less than 5 years                                                    .450

                   5 years to less than 6 years                                                    .500

                   6 years to less than 7 years                                                    .520

                   7 years to less than 8 years                                                    .540

                   8 years to less than 9 years                                                    .560

                   9 years to less than 10 years                                                   .580

                   10 years to less than 15 years                                                  .600

                   15 years to less than 20 years                                                  .675

                   20 years to less than 30 years                                                  .750

                   30 years to 50 years                                                            .875

                 As Agent, each of you is authorized to solicit offers to purchase the Securities only in denominations of $100,000 or any amount in excess thereof that is an integral multiple of $1,000 at a purchase price equal to 100% of their principal amount. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities other than those rejected by such Agent. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. Each of the Agents shall have the right, in its discretion reasonably exercised, to reject any offer received by it to purchase Securities, as a whole or in part, and any such rejection by an Agent shall not be deemed a breach of its agreements contained herein. The Company reserves the right to sell, and may accept offers to purchase, Securities directly on its own behalf, in which case no commission will be payable with respect to such sales.

                 (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. Any Agent's commitment to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall include a specification of the principal amount of Securities to be purchased by an Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities, and the time and date (each such time and date being referred to herein as a "Time of

Delivery") and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof.

                 (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase, and purchases by you as principal of, Securities, and the payment in each case therefor, shall be agreed upon from time to time by the Agents and the Company as set forth in the Procedure. Each of the Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Procedure as it may be amended from time to time by written agreement between you and the Company. The Company will furnish to the Trustee a copy of the Procedure as from time to time in effect.

                 3. The documents required to be delivered pursuant to Section 6 hereof shall be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced (such time and date being referred to herein as the "Closing Date").

                 4.  The Company covenants and agrees with each Agent:

                 (a) Except as otherwise required by law, to make no amendment or supplement to the Registration Statement or the Prospectus prior to the Closing Date which shall be reasonably disapproved by the Agents promptly after reasonable notice thereof or after the date of any Terms Agreement and prior to the related Time of Delivery which shall be reasonably disapproved by the Agents party to such Terms Agreement promptly after reasonable notice thereof; to advise the Agents promptly of any such amendment or supplement after such Time of Delivery and furnish the Agents with copies thereof; to file promptly all reports and definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement, as defined below, that relates to Securities not purchased through or by a particular Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or prospectus or for additional information relating to the Registration Statement or the offering of the Securities; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                 (b) Promptly from time to time to take such action as the Agents reasonably may request to qualify the Securities for offering and sale under the State Securities and Blue Sky laws of such jurisdictions as the Agents may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified other than in the State of New York or to file a general consent to service of process in any jurisdiction;

                 (c) To furnish the Agents with copies of the Prospectus as each time amended or supplemented (other than an amendment or supplement that sets forth only the terms or risks of a particular issue of the Securities (a "Pricing Supplement"), which amendment or supplement shall be provided only to the Agent which solicited the sale relating thereto) in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, both in such quantities as the Agents may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by any Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act (other than quarterly reports on Form 10-Q, annual reports on Form 10-K or 11-K or Pricing Supplements) any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Agents and request the Agents to suspend solicitation of offers to purchase Securities from the Company, in their capacity as agents of the Company and, if so notified, the Agents shall cease such solicitations as soon as practicable, but in any event not later than one business day later; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented to correct any such untrue statement or omission or effect such compliance, to so advise each Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period you continue to own Securities purchased from the Company by you as principal, the Company shall promptly prepare and file with the Commission such an amendment or supplement, which amendment or supplement shall be at the Company's expense if within 9 months of your purchase of the Securities as principal and at your expense if more than 9 months after your purchase of the Securities as principal;

                 (d) To make generally available to its security holders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158) and covering each twelve-month period beginning not later than the first day of the Company's fiscal quarter following the date of any sale of Securities hereunder;

                 (e) To furnish to each Agent copies of all reports or other communications (financial or other) furnished to shareholders generally, and deliver to you (i) as soon as they are available, copies of any reports and financial statements (other than registration statements relating to employee plans or similar plans of the Company and its subsidiaries) furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company and its subsidiaries as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

                 (f) That, from the date of any Terms Agreement and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by the Agent party to such Terms Agreement and (ii) the related Time of Delivery, the Company will not, without your prior written consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than nine months after such Time of Delivery and which are substantially similar to the Securities;

                 (g) That each acceptance by the Company of an offer to purchase Securities hereunder, and each sale of Securities to any of you pursuant to a Terms Agreement, shall be deemed to be an affirmation to each Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance and as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except with respect to events or conditions arising after such acceptance which are not within the exclusive control of the Company and except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

                 (h) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Exchange Act is incorporated by reference into the Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to you as principal, in each case if requested by an Agent, Sullivan & Cromwell, counsel to the Agents, shall furnish to you such opinion or opinions, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, to the effect that you may rely on the opinion or opinions referred to in
Section 6(b) hereof which were last furnished to you to the same extent as though they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in Section 6(b) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date, and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (i) (A) That each time the Company files a quarterly or annual report on Form 10-Q or Form 10-K, or a corresponding successor form, the Company shall furnish or cause to be furnished forthwith to you written opinions of counsel for the Company identified in paragraph 6(c) hereof, or other counsel satisfactory to you in your reasonable judgment, dated the filing date of such quarterly or annual report in form satisfactory to you in your reasonable judgment, to the effect that you may rely on the opinion referred to in Section 6(c) hereof which was last furnished to you to the same extent as though it was dated the date of such letter authorizing reliance (except that the statements in such last opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date, and (B) that each time the Registration Statement or the Prospectus shall be otherwise amended or supplemented (other than by a Pricing Supplement), each time a document, other than a quarterly or annual report described in subclause (A) above, filed under the Exchange Act is incorporated by reference into the Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to you as principal, in each case if requested by an Agent, the Company shall furnish or cause to be furnished to you written opinions of counsel for the Company as described in subclause (A) above, satisfactory to you in your reasonable judgment and dated on or as soon as after the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale;

                 (j) (A) That each time the Company files a quarterly or annual report on Form 10-Q or Form 10-K, or a corresponding successor form, the Company shall cause Price Waterhouse, its independent accountants, forthwith to furnish you a letter, dated the filing date of such quarterly or annual report, in form satisfactory to you in your reasonable judgment, of the same tenor as the letter referred to in
Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that where such report only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included or incorporated by reference therein is of a character that, in your reasonable judgment, such letter should address such other information, and (B) that each time the Registration Statement or the Prospectus shall be otherwise amended or supplemented and each time that a document, other than a quarterly or annual report described in subclause (A) above, filed under the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements, and, if so indicated in the applicable Terms Agreement, each time the Company sells Securities to you as principal, in each case if requested by an Agent, the Company shall cause to be furnished to you a letter of Price Waterhouse as described in subclause (A) above, in form satisfactory to you in your reasonable judgment and dated on or as soon as practicable after the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale;

                 (k) (A) That each time the Company files a quarterly or annual report on Form 10-K or Form 10-Q, or a corresponding successor form, the Company shall furnish or cause to be furnished forthwith to you its certificates satisfactory to you, executed on its behalf by officers of the Company, dated the filing date of such report, to the effect that the statements contained in the certificate referred to in Section 6(h) hereof which was last furnished to you are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(h) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date, and (B) that each time the Registration Statement or the Prospectus shall be otherwise amended or supplemented (other than by a

Pricing Supplement), each time a document, other than a quarterly or annual report described in subclause (A) above, filed under the Exchange Act incorporated by reference into the Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to you as principal, in each case if requested by an Agent, the Company shall furnish or cause to be furnished its certificate executed on its behalf by officers of the Company as described in subclause (A) above, in form satisfactory to you in your reasonable judgment and dated on or as soon as practicable after the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale;


                 (l) That immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement;

                 (m) That upon such acceptance by the Company of an offer to purchase Securities hereunder, and each sale of Securities to any of you pursuant to a Terms Agreement, the Prospectus as amended or supplemented with respect to such Securities shall be filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filings by the rules and regulations under the Act; and

                 (n) The Company agrees to offer to any person who has agreed to purchase Securities the right to refuse to purchase and pay for such Securities if, on the settlement date for the sale of such Securities fixed pursuant to the procedure, any condition set forth in either Section 6(a), (f),
(g) or (h) shall not be satisfied, it being understood that under no circumstances shall the Agent have any duty or obligation to exercise the judgment permitted under Section 6(f), (g) or (h) on behalf of any such person.

                 5. The Company covenants and agrees with you that the Company will pay or cause to be paid the following: (i) the fees and expenses of the Company's counsel and the Company's accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the

Prospectus and amendments and supplements thereto and the filing and delivering of copies thereof to you; (ii) your out-of-pocket expenses, including the fees and expenses of your counsel in connection with the transactions hereunder;
(iii) the cost of printing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under State Securities and Blue Sky laws as provided in Section 4(b) hereof, including fees and disbursements of our counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. You shall pay all other expenses you incur and any costs for which you are responsible pursuant to Section 4(c).

                 6. The obligation of each Agent, as agent of the Company, to solicit offers to purchase the Securities, and the obligation of each agent to purchase Securities as principal pursuant to any Terms Agreement, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein and in or incorporated in such Terms Agreement by reference are true and correct at and as of the Closing Date or any applicable date referred to in Section 4(k), the date of each such solicitation, any settlement date related to the acceptance of such an offer and each Time of Delivery, the condition that the Company shall have performed all of its obligations hereunder theretofore in each case to be performed and the following additional conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission relating to the Registration Statement or the Securities shall have been complied with to your reasonable satisfaction;

                 (b) Sullivan & Cromwell, counsel to the Agents, shall have furnished to you such opinion or opinions, dated the Closing Date or any applicable date referred to in Section 4(h), as the case may be, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (c) Thomas J. Wagner, Esq., Executive Vice President and General Counsel of the Company, or other counsel satisfactory to you, shall have furnished to you his written opinion, dated the Closing Date or such applicable date referred to in Section 4(i), as the case may be, in form and substance satisfactory to you, to the effect that:

                      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, to the extent owned or conducted by the Company itself rather than by subsidiaries of the Company;

                      (ii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction other than its jurisdiction of incorporation in which it owns or leases properties, or conducts any business, (1) so as to require such qualification and (2) where the failure so to qualify would have a material adverse effect upon the business of the Company and its subsidiaries considered as a whole;

                    (iii) The Company has an authorized capitalization as set forth in the Prospectus, as amended or supplemented, all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                      (iv) Each Principal Subsidiary of the Company is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, (1) so as to require such qualification and (2) where the failure so to qualify would have a material adverse effect upon the business of the Company and its subsidiaries considered as a whole;

                      (v) All of the issued shares of capital stock of each Principal Subsidiary are owned of record directly or indirectly by the Company, free and clear of all liens, encumbrances, equities, claims or restrictions known to counsel (except for restrictions on transfers contained in debt instruments or provided under insurance holding company laws or regulations);

                      (vi) This Agreement and the Terms Agreement, if any, with respect to the Securities have been duly authorized, executed and delivered by the Company;

                     (vii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                    (viii) The Securities have been duly authorized, and, when executed and authenticated, pursuant to the Indenture and issued and delivered against payment therefor pursuant to this Agreement or this Agreement and any Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture conform to the description thereof in the Prospectus, as amended or supplemented;

                      (ix) The issue and sale of the Securities by the Company, its compliance with all the provisions of the Securities, the Indenture, this Agreement and the Terms Agreement, if any, with respect to the Securities, and its consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute known to such counsel by which the Company or any of its subsidiaries is bound, (except for state securities laws, including similar insurance securities laws governing solicitation, notification to regulators or qualification of securities for sale (together, "State Securities" laws or Blue Sky laws), as to which such counsel need express no opinion), any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, the Company's Certificate of Incorporation, as amended, or By-Laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                      (x) No consent, approval, authorization or order of any court or governmental agency or body is required for the solicitation of offers to purchase Securities and the issue and sale by the Company of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and except such as may be required under State Securities or Blue Sky laws as to which such counsel need express no opinion;

                      (xi) To the best of such counsel's knowledge there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth or contemplated in the Prospectus, as amended or supplemented, and other than proceedings which individually and in the aggregate are not expected to be material to the Company and its subsidiaries considered as a whole, after taking into account loss reserves established therefor and giving effect to reinsurance (other than reinsurance deemed unrecoverable by the Company); and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (xii) The Registration Statement and the Prospectus, as amended or supplemented, (except the financial statements and schedules and other financial and statistical data contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act, and the applicable rules and regulations of the Commission thereunder; and such counsel has no reason to believe that the Registration Statement (except the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented (except the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), on its date and at the delivery of this opinion, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                   (xiii) The documents incorporated by reference in the Registration Statement or the Prospectus, as amended or supplemented, (except the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents (except the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were filed, not misleading;

                    (xiv) There are no contracts or other documents known to such counsel of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Registration Statement or the Prospectus, as amended or supplemented, or required to be described in the Registration Statement or the Prospectus, as amended or supplemented, which are not filed or incorporated by reference or described as required.

                 (d) Not later than 10:00 a.m., New York City time, on the Closing Date and on any applicable date referred to in Section 4(j), Price Waterhouse, the independent certified public accountants who have audited the financial statements of the Company and its subsidiaries for the most recent fiscal year and reviewed the Company's unaudited quarterly financial statements included or incorporated by reference in the Registration Statement, shall have furnished to you a letter, dated the Closing Date or such applicable date, as the case may be, in form and substance satisfactory to you, to the effect set forth in Annex II hereto;

                 (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development reasonably expected to involve a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity (except for decreases resulting from unrealized investment losses that are reflected under Statement of Financial Accounting Standards No. 115 in shareholders' equity) or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities from the Company or your purchase of Securities from the Company as principal, as the case may be;

                 (f) There shall not have occurred any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act;

                 (g) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii), in the judgment of the Agents soliciting offers to purchase Securities or the Agents purchasing Securities as principal pursuant to any applicable Terms Agreement, as the case may be, makes it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities or your purchase of Securities from the Company as principal; and

                 (h) The Company shall have furnished or caused to be furnished to you its certificates satisfactory to you, executed on its behalf by officers of the Company satisfactory to you, dated the Closing Date and any applicable date referred to in Section 4(k), as the case may be, as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Date and such applicable date as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date or such applicable date, as to the matters set forth in subsections (a) and (e) of this Section 6, and as to such other matters as you may reasonably request.

                 7. (a) The Company will indemnify and hold harmless each of you against any losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each of you for any legal or other expenses reasonably incurred by you in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus or any such amendment or supplement, or any other prospectus relating to the Securities, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any of you expressly for use in the Prospectus as amended or supplemented; and provided, further, that the Company shall not be liable to any Agent under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Agent results from the fact that such Agent sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Agent.

                 (b) You will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any of you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by first addressee of this letter in the case of parties indemnified pursuant to subsection (a) above and by the Company in the case of parties indemnified pursuant to subsection (b) above.

                 (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect not only (i) the relative benefits received by the Company on the one hand and each of you on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates but also (ii) the relative fault of the Company on the one hand and each of you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each of you on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by each of you in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by you on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if you were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), none of you shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by or through you were sold exceeds the amount of any damages which any of you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

                 (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of you within the meaning of the Act; and your obligations under this Section 7 shall be in addition to any liability which any of you may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                 8. In soliciting offers by others to purchase Securities from the Company, each of you is acting solely as an agent for the Company, and not as principal. Each of you will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been accepted by the Company, but you shall not have any liability to the Company in the event such purchase for any reason is not consummated. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold each of you harmless against any loss, claim or damage arising from or as a result of such default by the Company and, in particular, shall pay to the Agent that solicited such purchaser any commission to which it would be entitled in connection with such sale. In no event shall a failure to settle any purchase and sale solely as a result of the provisions of Section 4(1) be deemed to be a default by the Company.

                 9. The respective indemnities, agreements, representations, warranties and other statements by you and the Company set forth in or pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

                 10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any or all of you or by any of you insofar as this Agreement relates to you upon the giving of written notice of such suspension or termination to the other parties hereto. In the event of any such suspension or termination, no party shall have any liability to the other parties hereto, except as provided in the third paragraph of Section 2(a), Section 4(d),
Section 5, Section 7, Section 8 and Section 9 and except that, if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred, the Company shall also have the obligations provided in subsections (g), (h), (i),
(j), (k) and (1) of Section 4.

                 11. Except as otherwise specifically provided herein or in the Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 357-8680,
Attention: Credit Department, Credit Control - Medium-Term Notes, and if to CS First Boston Corporation shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055, Facsimile Transmission No. (212) 318-0532 Attention: Joseph D. Fashano, Director, and if to J.P. Morgan Securities Inc. shall be sufficient in all material respects when delivered or sent by facsimile transmission or registered mail to J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260, Facsimile Transmission No. (212) 837-5909, Attention: Medium-Term Note Desk, 3rd Floor, and if to Morgan Stanley & Co. Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Morgan Stanley & Co. Incorporated, 1251 Avenue of the Americas, New York, New York 10020, Facsimile Transmission No. (212) 703-6476, Attention: Investment Banking Information Center, with a copy to: Morgan Stanley & Co. Incorporated, 1221 Avenue of the Americas, New York, New York 10020, Facsimile Transmission No.
(212) 921-7617, Attention: Managing Director, Short and Medium-Term Finance Department, and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to One Liberty Place, 1650 Market Street, P.O. Box 7716, Philadelphia, Pennsylvania 19192-1560, Facsimile Transmission No. (215) 761-5521, Attention: Corporate Treasurer.

                 12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each of you and the Company, and to the extent provided in

Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any of you or the Company, and your respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any of you hereunder shall be deemed a successor or assign by reason of such purchase.

                 13. Time shall be of the essence in this Agreement and any Terms Agreement.

                 14. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                 15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding Agreement between the Company and you in accordance with its terms.

                                                      Very truly yours,

                                                      CIGNA CORPORATION

                                                      /s/ Mordecai Schwartz
                                                      ------------------------
                                                      By: Mordecai Schwartz
                                                      Title: Vice President


Accepted in New York, New York,
as of the date hereof:


- -------------------------------
    (Goldman, Sachs & Co.)



CS FIRST BOSTON CORPORATION


- -------------------------------
By:
Title:



J.P. MORGAN SECURITIES INC.


- -------------------------------
By:
Title:



MORGAN STANLEY & CO. INCORPORATED


- -------------------------------
By:
Title:

counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding Agreement between the Company and you in accordance with its terms.

                                                      Very truly yours,

                                                      CIGNA CORPORATION


                                                      ------------------------
                                                      By:
                                                      Title:


Accepted in New York, New York,
as of the date hereof:

/s/ Goldman, Sachs & Co.
- -------------------------------
    (Goldman, Sachs & Co.)



CS FIRST BOSTON CORPORATION


- -------------------------------
By:
Title:



J.P. MORGAN SECURITIES INC.


- -------------------------------
By:
Title:



MORGAN STANLEY & CO. INCORPORATED


- -------------------------------
By:
Title:

counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding Agreement between the Company and you in accordance with its terms.

                                                      Very truly yours,

                                                      CIGNA CORPORATION



                                                      ------------------------
                                                      By:
                                                      Title:


Accepted in New York, New York,
as of the date hereof:


- -------------------------------
   (Goldman, Sachs & Co.)



CS FIRST BOSTON CORPORATION

/s/ Martha D. Bailey
- -------------------------------
By: Martha D. Bailey
Title: Vice President



J.P. MORGAN SECURITIES INC.


- -------------------------------
By:
Title:



MORGAN STANLEY & CO. INCORPORATED


- -------------------------------
By:
Title:

counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding Agreement between the Company and you in accordance with its terms.

                                                      Very truly yours,

                                                      CIGNA CORPORATION



                                                      ------------------------
                                                      By:
                                                      Title:


Accepted in New York, New York,
as of the date hereof:


- -------------------------------
    (Goldman, Sachs & Co.)



CS FIRST BOSTON CORPORATION


- -------------------------------
By:
Title:



J.P. MORGAN SECURITIES INC.

/s/ Maria Sramek
- -------------------------------
By: Maria Sramek
Title: Vice President



MORGAN STANLEY & CO. INCORPORATED


- -------------------------------
By:
Title:

counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding Agreement between the Company and you in accordance with its terms.

                                                      Very truly yours,

                                                      CIGNA CORPORATION



                                                      ------------------------
                                                      By:
                                                      Title:


Accepted in New York, New York,
as of the date hereof:


- -------------------------------
    (Goldman, Sachs & Co.)



CS FIRST BOSTON CORPORATION


- -------------------------------
By:
Title:



J.P. MORGAN SECURITIES INC.


- -------------------------------
By:
Title:



MORGAN STANLEY & CO. INCORPORATED

/s/ Richard C. Schwartz
- -------------------------------
By: Richard C. Schwartz
Title: Principal

                                                                         Annex I
                               CIGNA Corporation

                          Medium Term Notes, Series E

                                Terms Agreement


                                              _____________, 199_



[Name(s) and Address(es) of Agent(s)]

Dear Sirs:

                 CIGNA Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated January 5, 1995 (the "Distribution Agreement"), between the Company on the one hand and Goldman, Sachs & Co., CS First Boston Corporation, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (the "Agents") on the other, to issue and sell to [Name(s) of Agent(s)] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

                 An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                 Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [NAME(S) OF AGENT(S)] and [NAME(S) OF AGENT(S)] agree[S] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

                 If the foregoing is in accordance with your understanding, please sign and return to us ________ counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.


                                                       CIGNA CORPORATION



                                                       By:
                                                          -------------------
                                                          Name:
                                                          Title:

ACCEPTED:



[NAMES(S) OF AGENT(S)]



         BY:
            ---------------------
            NAME:
            TITLE:

                                                             Schedule to Annex I


Title of Purchased Securities:

         Medium-Term Notes, Series E

Aggregate Principal Amount:

         $    or units of other Specified Currency

[Price to Public:]

Purchase Price by [Name(s) of Agent(s)]:

         _______ % of the principal amount of the Purchased Securities [, plus accrued interest from _________ to _________] [and accrued amortization, if any, from __________ to _________]

Method of and Specified Funds for Payment of Purchase Price:

         [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds]

         [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Indenture:

         Indenture, dated as of January 1, 1994, between the Company and Marine Midland Bank, as Trustee

Time of Delivery:

Closing Location:

Maturity:

Interest Rate, (if any):

         [Fixed Rate Note: __%]

         [Floating Rate Note:

              Interest Rate Basis:
              Index Maturity:
              Spread or Spread Multiplier:
              Maximum Rate: __%
              Minimum Rate: __%
              Initial Interest Rate: __%
              Interest Reset Dates: __%
              Calculation Dates: ____________

              Interest Determination Dates:
              Record Dates:
              Calculation Agent:]

Interest Payment Dates:

         May 1 and November 1

Indexed Note

         Indexed Currency:
         Base Rate:

Documents to be Delivered:

              The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

              [(1)     The opinion or opinions referred to in Section 4(h).]

              [(2)     The opinion referred to in Section 4(i).]

              [(3)     The accountants' letter referred to in Section 4(j).]

              [(4)     The officers' certificate referred to in Section 4(k).]

Other Provisions:

                                                                        ANNEX II
                              Accountants' Letter

                 Pursuant to Section 4(j) and Section 6(e), as the case may be, of the Distribution Agreement, Price Waterhouse, the Company's independent accountants, shall furnish letters to you to the effect that:

                      (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                      (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial information of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to you;

                    (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees, where applicable, with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K which included such fiscal years;

                     (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim consolidated financial statements of the Company and its subsidiaries subsequent to the end of the Company's most recent fiscal year, inspection of the minute books of the Company subsequent to the data of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A)     the unaudited condensed consolidated
                 statements of income, consolidated balance sheets and consolidated statements of changes in financial position included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not stated on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of changes in financial position included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                          (B) any other unaudited income statement data and balance sheet items, if any, included in the Prospectus and specified by you do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived;

                          (C) the unaudited financial statements, if other than as covered above, which were not included in the Prospectus but from which were derived the unaudited condensed financial statements, if any, referred to in Clause (A) or any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                          (D) as of a specified date, which if practicable shall be not more than five days prior to the date of delivery of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, and other benefit plans, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term or short-term debt of the Company and its subsidiaries, or any decrease in shareholders' equity except in respect of dividends, realized and unrealized securities gains/losses, foreign currency translations or decreases in operating results, if any, subsequent to the most recent period for which the Company has consolidated operating results, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                          (E) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (D) there were any decreases in consolidated net revenues or pre-tax or post-tax operating income (loss), or the per share amounts of such operating income (loss), in each case as compared with the comparable period of the preceding year and with the period of corresponding length ending on such balance sheet date, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                      (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and
         (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by you or in documents incorporated by reference in the Prospectus specified by you, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                 All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Closing Date referred to in Section 6(e) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under
Section 4(j) thereof.

                               CIGNA CORPORATION

                            Administrative Procedure

                         (dated as of January 5, 1995)

                 This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated January 5, 1995 (the "Distribution Agreement"), between CIGNA Corporation (the "Company"), and Goldman, Sachs & Co., CS First Boston Corporation, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (together, the "Agents"), to which this Administrative Procedure is attached. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

                 The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(c) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

                 The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

                 Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Note") delivered to the Trustee, as agent for The Depository Trust Company (the "Depository") and recorded in the book-entry system maintained by the Depository (a "Book-Entry Note") or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such a Note, except as provided in the Indenture.

                 Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Book-Entry Notes will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

PART I:  ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

Posting Rates by Company:

                 The Company and the Agents will discuss from time to time rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

                 Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

                 The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to Company by Selling Agent:

                 After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone

(confirmed in writing) or by facsimile transmission or other acceptable written means:

                 (1) Principal amount of Certificated Securities to be purchased;

                 (2) If a Fixed Rate Certificated Security, the interest rate and the initial interest payment date;

                 (3)       Maturity Date;

                 (4) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

                 (5) Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

                 (6)       Issue Price;

                 (7) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

                 (8)       Net proceeds to the Company;

                 (9)       Settlement Date;

                 (10) If a redeemable Certificated Security, such of the following as are applicable:

                                (i)   Redemption Date,

                               (ii)   Initial Redemption Price (% of par), and

                              (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Date;

                 (11) If a Floating Rate Certificated Security, such of the following as are applicable:

                                (i)   Interest Rate Basis,

                               (ii)   Index Maturity,

                              (iii)   Spread or Spread Multiplier,

                               (iv)   Maximum Rate,

                                (v)   Minimum Rate,

                               (vi)   Initial Interest Rate,

                              (vii)   Interest Reset Dates,

                             (viii)   Calculation Dates,

                               (ix)   Interest Determination Dates,

                                (x)   Interest Payment Dates,

                               (xi)   Regular Record Dates, and

                              (xii)   Calculation Agent;

                 (12) Name, address and taxpayer identification number of the registered owner(s);

                 (13) Denomination of certificates to be delivered at settlement; and

                 (14)      Book-Entry Note or Certificated Security.

Preparation of Pricing Supplement by Company:

                 If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement. The Company will supply at least ten copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than 5:00 p.m., New York City time, on the business day following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement on the date of such acceptance, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filings by the rules and regulations under the Act.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

                 The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Certificated

Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

Date of Settlement:

                 All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the fifth business day after the date of acceptance of such offer or such earlier date as mandated by the Commission by rule or regulation, unless the Company and the purchaser agree to settlement (a) on any other business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from Company to Trustee for Preparation of Certificated Securities:

                 After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

                 The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m. New York City time, on the business day prior to the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

                 The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

                 In the case of a sale of Certificated Securities to a purchaser solicited by an Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver

Payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser.

                 In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 P.M., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

                 If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

                 The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.

PART II:         ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY NOTES

                 In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by the Depository, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to the Depository, dated the date hereof, and a Medium-Term Note Certificate Agreement between the Trustee and the Depository, dated as of September 7, 1990 (the "Certificate Agreement"), and its obligations as a participant in the Depository, including the Depository's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

                 The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Notes that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

                 Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Notes as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Notes and may reject any such offer in whole or in part.

                 The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Notes. If the Company accepts an offer to purchase Book-Entry Notes, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to the Company by Selling Agent and Settlement Procedures:

                 A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                 (1) Principal amount of Book-Entry Notes to be purchased;

                 (2) If a Fixed Rate Book-Entry Note, the interest rate and the initial interest payment date;

                 (3)         Maturity Date;

                 (4) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

                 (5) Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

                 (6)         Issue Price;

                 (7) Selling Agent's commission or Purchasing Agent's discount or commission, as the case may be;

                 (8)         Net proceeds to the Company;

                 (9)         Settlement Date;

                 (10) If a redeemable Book-Entry Note, such of the following as are applicable:

                                 (i)     Redemption Date,

                                (ii)     Initial Redemption Price (% of par),
                                         and

                               (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Date;

                 (11) If a Floating Rate Book-Entry Note, such of the following as are applicable:

                                 (i)     Interest Rate Basis,

                                (ii)     Index Maturity,

                               (iii)     Spread or Spread Multiplier,

                                (iv)     Maximum Rate,

                                 (v)     Minimum Rate,

                                (vi)     Initial Interest Rate,

                               (vii)     Interest Reset Dates,

                              (viii)     Calculation Dates,

                                (ix)     Interest Determination Dates,

                                 (x)     Interest Payment Dates,

                                (xi)     Regular Record Dates, and

                               (xii)     Calculation Agent;

                 (12) Name, address and taxpayer identification number of the registered owner(s);

                 (13) Denomination of certificates to be delivered at settlement; and

                 (14)        Book-Entry Note or Certificated Security.

                 B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Note from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Note and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

                 C. The Trustee will enter a pending deposit message through the Depository's Participant Terminal System, providing the following settlement information to the Depository, and the Depository shall forward such information to such Agent and Standard & Poor's Corporation:

                 (1)         The applicable Sale Information;

                 (2) CUSIP number of the Global Note representing such Book-Entry Note;

                 (3) Whether such Global Note will represent any other Book-Entry Note (to the extent known at such time);

                 (4) Number of the Participant account maintained by the Depository on behalf of the Selling Agent or Purchasing Agent, as the case may be;

                 (5)         The interest payment period;

                 (6) Initial Interest Payment Date for such Book Entry Note, number of days by which such date succeeds the record date for the Depository's purposes (which in the case of Floating Rate Securities which reset weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Notes shall be the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

                 D. The Trustee will complete and authenticate the Global Note previously delivered by the Company representing such Book-Entry Note.

                 E. The Depository will credit such Book-Entry Note to the Trustee's participant account at the Depository.

                 F. The Trustee will enter an SDFS deliver order through the Depository's Participant Terminal System instructing the Depository to (i) debit such Book-Entry Note to the Trustee's participant account and credit such Book-Entry Note to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Note less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depository that (a) the Global Note representing such Book-Entry Note has been issued and authenticated and (b) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

                 G. Such Agent will enter an SDFS deliver order through the Depository's Participant Terminal System instructing the Depository (i) to debit such Book-Entry Note to such Agent's participant account and credit such Book-Entry Note to the participant accounts of the Participants with respect to such Book-Entry Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Note.

                 H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and

"G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                 I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at Morgan Guaranty Trust Company, New York, New York, or such other account as the Company may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

                 J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Notes outstanding as of that date under the Indenture.

                 K. Such Agent will confirm the purchase of such Book-Entry Note to the purchaser either by transmitting the Participants with respect to such Book-Entry Note a confirmation order or orders through the Depository's institutional delivery system or by mailing a written confirmation to such purchaser.

                 L. The Depository will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depository has credited Book-Entry Notes.

Preparation of Pricing Supplement:

                 If the Company accepts an offer to purchase a Book-Entry Note, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Note and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement not later than 5:00 p.m., New York City time, on the Business Day following the receipt of the Sale Information, or if the Company and the purchaser agree to settlement on the Business Day following the date of acceptance, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filings by the rules and regulations under the Act.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

                 The Selling Agent will deliver to the Purchaser of a Book-Entry Note a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Note prior to or together with the earlier of the delivery to such purchaser or its agent of
(a) the confirmation of sale or (b) the Book-Entry Note.

Date of Settlement:

                 The receipt by the Company of immediately available funds in payment for a Book-Entry Note and the authentication and issuance of the Global Note representing such Book-Entry Note shall constitute "settlement" with respect to such Book-Entry Note. All orders accepted by the Company will be settled on the fifth Business Day (or such earlier date as mandated by the Commission by rule or regulation) pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day.

Settlement Procedure Timetable:

                 For orders of Book-Entry Notes solicited by an Agent, as agent, and accepted by the Company for settlement on the first Business Day after the sale date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

      Settlement
      Procedure                             Time
      ----------                            ----

           A                    5:00 p.m.   on the Business Day following the acceptance of an offer
                                            by the Company or 10:00 a.m. on the Business Day prior
                                            to the settlement date, whichever is earlier

           B                   12:00 noon   on the sale date

           C                    2:00 p.m.   on the sale date

      Settlement
      Procedure                             Time
      ----------                            ----

           D                    9:00 a.m.   on settlement date

           E                   10:00 a.m.   on settlement date

          F-G                   2:00 p.m.   on settlement date

           H                    4:45 p.m.   on settlement date

           I                    5:00 p.m.   on settlement date

                 If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "B" and C" shall be completed as soon as practicable but not later than 2:00 p.m. on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day before the settlement date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other event specified in the SDFS operating procedures in effect on the settlement date.

                 If settlement of a Book-Entry Note is rescheduled or cancelled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depository through the Depository's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:

                 If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "F", the Trustee may deliver to the Depository, through the Depository's Participant Terminal System, as soon as practicable, a withdrawal message instructing the Depository to debit such Book-Entry Note to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Note representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Note, the Trustee will mark such Global Note "cancelled", make appropriate entries in the Trustee's records and send such cancelled Global Note to the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

                 If the purchase price for any Book-Entry Note is not timely paid to the participants with respect to such Book-Entry Note by the beneficial purchaser thereof (or a person, including an indirect participant in the Depository, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Note may enter deliver orders through the Depository's Participant Terminal System debiting such Book-Entry Note to such participant's account and crediting such Book-Entry Note to such Agent's account and then debiting such Book-Entry Note to such Agent's participant account and crediting such Book-Entry Note to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Note which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure "I", and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

                 Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, the Depository may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedure "D" for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Notes.





                                      P-15